Application Of New And Revised International Financial Reporting Standards (Ifrs), International Accounting Standards (Ias), Ifric Interpretations (Ifric), And Sic Interpretations (Sic) Issued By The International Accounting Standards Board (Iasb) (Collectively, "Ifrss") - Summary of Impact on Total Comprehensive Income (Detail) - Increase (decrease) due to application of IFRS 15 [member]
$ in Millions
12 Months Ended
Dec. 31, 2018 TWD ($)
Disclosure of initial application of standards or interpretations [line items]
Increase in net revenue	$ 53.5
Increase in cost of revenue	(29.6)
Increase in share of the profit or loss of associates	15.2
Increase in income tax expense	(4.8)
Increase in net income for the year	34.3
Increase in net income/total comprehensive income attributable to:
Shareholders of the parent	31.8
Non-controlling interests	2.5
Increase in net income/total comprehensive income total	$ 34.3